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                                                                   EXHIBIT 10.31

                          PLEDGE AND SECURITY AGREEMENT

         THIS PLEDGE AND SECURITY AGREEMENT (the "Agreement") is made as of March 1, 1996, by STERIGENICS INTERNATIONAL, a California corporation ("Pledgor"), in favor of COMERICA BANK-CALIFORNIA, a California banking corporation ("Bank").

                                    RECITALS

         WHEREAS, Pledgor, pursuant to the Reimbursement Agreement, dated as of March 1, 1996, between Pledgor and Bank (the "Reimbursement Agreement"), has agreed to reimburse Bank with respect to payments made and expenses incurred by Bank pursuant to, and in connection with, the letter of credit described in the Reimbursement Agreement (the "Letter of Credit");

         WHEREAS, Bank, as a condition to issuing the Letter of Credit, is requiring Pledgor to pledge as security for Pledgor's obligations to Bank under the Reimbursement Agreement (the "Obligations"), the loan proceeds (the "Loan Proceeds") that Pledgor receives pursuant to the Loan Agreement, dated as of March 1, 1996, between Pledgor and The Mecklenburg County Industrial Facilities and Pollution Control Financing Authority (the "Loan Agreement"); and

         WHEREAS, Pledgor is willing to so pledge the Loan Proceeds; NOW, THEREFORE, Pledgor and Bank agree as follows:

         1.       Pledge of Collateral.

                  (a) Pledgor hereby pledges, assigns and delivers to Bank and grants to Bank a security interest in the Loan Proceeds, together with all proceeds and substitutions of any thereof, all interest and other amounts paid thereon, and all other cash and noncash proceeds of the foregoing (all hereinafter called the "Pledged Collateral"), as security for the prompt performance of all Obligations.

                  (b) Promptly upon the parties' execution hereof, Pledgor shall deposit all of the Loan Proceeds in a bank account with Bank (the "Bank Account").

         2. Representations, Warranties and Covenants. Pledgor represents and warrants to, and covenants with, Bank for the term hereof that:

                  (a) The Pledged Collateral is owned by Pledgor free and clear of any security interests, liens, encumbrances, options or other restrictions;

                  (b) Pledgor has full power and authority to create a lien on the Pledged Collateral in favor of Bank and no disability or contractual obligation exists that would prohibit Pledgor from pledging the Pledged Collateral pursuant to this Agreement, and Pledgor will not assign, create or permit to exist any other claim to,


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lien or encumbrance upon, or security interest in any of the Pledged Collateral, other than the lien of Union Bank;

                  (c) Pledgor will not withdraw, cancel, redeem or seek repayment of the Pledged Collateral from the Bank Account;

                  (d) Pledgor shall, immediately upon Bank's request execute and deliver such further instruments and documents, and take all such other action, as Bank deems reasonably necessary or desirable to further evidence and perfect this pledge and grant of security; and

                  (e) The Pledged Collateral is not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and Pledgor knows of no reasonable grounds for the institution of any such proceedings.

         All the above representations and warranties shall survive the making of this Agreement.

         3. Authorization of Bank Action. Pledgor irrevocably authorizes and empowers Bank, at any time and from time to time, either in its own name or in Pledgor's name, to:

                  (a) demand, collect, and receive payment of any and all monies or proceeds represented by, or due with respect to, the Pledged Collateral;

                  (b) execute any endorsements of the Pledged Collateral and any or all instruments or documents for the withdrawal or repayment of some or all of same;

                  (c) insert in any instrument or document utilized for the withdrawal of funds represented by the Pledged Collateral signed by Pledgor the date and amount due under the Pledged Collateral and to complete such instrument or document in any respect Bank deems necessary or desirable; and

                  (d) deal in all respects with the Pledged Collateral as the holder thereof and Pledgor irrevocably constitutes and appoints Bank as its attorney to do any and all things Bank deems necessary or desirable to effect this Agreement and the enforcement of Bank's rights and remedies hereunder.

         4.       Bank's Remedies Upon Event-of Default.

                  (a) Upon die occurrence of an Event of Default, as defined in the Reimbursement Agreement, Bank shall have the right to exercise all such rights as a secured party under the Uniform Commercial Code as it, in its sole judgment, shall deem necessary or appropriate, including the right to liquidate the Pledged Collateral.


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                  (b) After the disposal of any of the Pledged Collateral, Bank may deduct all reasonable legal and other expenses and fees for protecting its interests and enforcing its remedies under the Reimbursement Agreement and this Agreement and shall apply the residue of the proceeds to, or hold as a reserve against, the Obligations in such manner as Bank, in its reasonable discretion, shall determine, and shall pay the balance, if any to Pledgor.

         5. Release of Pledged Collateral. The Pledge of and grant of a security interest in the Pledged Collateral pursuant to this Agreement shall be of no further force or effect and the Pledged Collateral shall be returned to Pledgor upon the payment in full of the Obligations to Bank and the expiration or termination of the Reimbursement Agreement, provided, however, that this Agreement shall be reinstated if any payment must be returned by Bank for any reason, including, but not limited to, upon or after the insolvency, bankruptcy or reorganization of Pledgor.

         6. Notice. Unless otherwise set forth herein, all notices, demands, requests and other written communications hereunder shall be given to Bank and/or Pledgor by regular United States mail, postage prepaid and addressed as follows:

         If to Bank:                Comerica Bank-California
                                    333 West Santa Clara Street, 2nd Floor
                                    San Jose, California 95113
                                    Attention: Commercial Real Estate Loan
                                                 Operations- Manager
                                    Telephone:        (408) 556-5224
                                    Facsimile:        (408) 998-7231

         With a copy to:            Manatt, Phelps & Phillips
                                    11355 West Olympic Boulevard
                                    Los Angeles, California 90064
                                    Attention:        Chris A. Carlson, Esq.
                                    Telephone:        (310) 312-4000
                                    Facsimile:        (310) 998-7231

         If to Pledgor              SteriGenics International
                                    4020 Clipper Street
                                    Fremont, California 94538
                                    Attention:        Vice President-Finance
                                    Telephone:        (510) 770-9000
                                    Facsimile:        (510) 770-1499

         With a copy to:            Gray Cary Ware & Freidenrich
                                    400 Hamilton Avenue
                                    Palo Alto, California 94301
                                    Attention; Craig M. Tighe, Esq,
                                    Telephone:        (415).833-2362


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                                    Facsimile:        (415) 327-3699

Any notice given in the manner aforesaid shall be deemed to have been served, and shall be effective for all purposes hereof, on the earlier of the third day following the day on which it is posted or the date of its receipt by the party to be notified and to prove the service of any such notice it shall be sufficient to prove that the same was properly address and posted as aforesaid or actually received by any party to whom such notice was delivered in person. Pledgor and Bank shall each have the right to change its address for the purpose of this Agreement by giving at least three (3) days' written notice of any such change to the other party hereto.

         7. Governing law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES.

         8. WAIVER OF JURY TRIAL. PLEDGOR AND BANK EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM DEMAND, ACTION, CAUSE OF ACTION, SUIT OR PROCEEDINGS (A) ARISING UNDER HI-RS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR (B) IN ANY WAY CONNECTED WITH OR RELATED TO OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, THE REIMBURSEMENT AGREEMENT, OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. PLEDGOR AND BANK HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, SUIT OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL, WITHOUT A JURY, AND THAT EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.


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         9.       Miscellaneous.

                  (a) This Agreement may not be amended or modified except by a written instrument signed by Bank and Pledgor.

                  (b) This Agreement constitutes the entire agreement between Bank and Pledgor with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written.

                  (c) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same document.

         IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement the day and year first above written.


                                                  CONERICA BANK-CALIFORNIA


                                                  By: /s/ Signature Unreadable
                                                     -------------------------
                                                  Title: President
                                                     -------------------------
                                                  STERIGENICS INTERNATIONAL


                                                  By: /s/ Signature Unreadable
                                                      -------------------------
                                                  Title: VICE PRESIDENT FINANCE
                                                      -------------------------

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